United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 6, 2017

sustainable petroleum group inc.
(Exact name of registrant as specified in its chapter)

Nevada	000-54875	000-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2316 Pine Ridge Road, 383 Naples, Florida	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 239-316-4593

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Sustainable Petroleum Group Inc.	Page 2

Information to be included in report

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Termination of Independent Registered Public Accounting Firm

On May 3, 2017, Centurion ZD CPA Limited (“Centurion”) resigned as the independent auditor of Sustainable Petroleum Group Inc. (“SPGX”).

Centurion’s audit report on the financial statements of SPGX for the year ended May 31, 2016, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

There have been no disagreements during the fiscal year ended May 31, 2016 and the subsequent interim period up to and including the date of Centurion’s resignation between SPGX and Centurion on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Centurion, would have caused them to make reference to the subject matter of the disagreement in connection with their report on SPGX’s financial statements for that period. During SPGX’s fiscal year ended May 31, 2016, SPGX disclosed that its internal controls over financial reports were not effective. SPGX’s internal control weaknesses were discussed by its Board of Directors with Centurion, and Centurion has been authorized to respond fully to the inquiries of SPGX’s successor accountants with respect to such weaknesses.

SPGX has provided Centurion with a copy of this report and has requested in writing that Centurion provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. SPGX has received the requested letter from Centurion and has included such letter as an exhibit to this report.

(b)	Appointment of Independent Registered Public Accounting Firm

On May 3, 2017, SPGX appointed MNP LLP (“MNP”) as its new independent auditor. The Board of Directors unanimously approved the engagement of MNP.

SPGX did not consult with MNP during the fiscal year ended May 31, 2016 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on SPGX’s financial statements, and neither a written report was provided to SPGX nor oral advice was provided that the newly appointed auditor concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

16.1	Letter to Securities and Exchange Commission dated June 7, 2017 from Centurion ZD CPA Limited regarding change in independent registered public accounting firm.	Included

Form 8-K	Sustainable Petroleum Group Inc.	Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sustainable Petroleum Group Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SUStainable petroleum group inc.

Dated: June 8, 2017	By:	/s/ Christian Winzenried
Christian Winzenried – President & CEO